TRANSPARENT VALUE TRUST
Supplement Dated May 12, 2016
To the currently effective Statement of Additional Information (the “SAI”), as supplemented from time to time, for Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of Transparent Value Trust (the “Trust”).

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the Prospectus and Statement of Additional Information.

Effective May 9, 2016, Rydex Fund Services, LLC replaced ALPS Fund Services, Inc. as administrator and transfer agent of the Portfolio and Guggenheim Funds Distributors, LLC replaced ALPS Distributors, Inc. as distributor of the Portfolio’s shares.
Effectively immediately, the first paragraph of the section of the SAI entitled “The Administrator and Transfer Agent” is deleted and replaced as follows:
Rydex Fund Services, LLC serves as the Trust’s administrator (the “Administrator”) and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. In addition, Rydex Fund Services, LLC serves as the Portfolio’s transfer agent and dividend disbursing agent (the “Transfer Agent”) under a transfer agency agreement with the Trust.
Effective immediately, the first paragraph of the section of the SAI entitled “The Distributor” is deleted and replaced as follows:
The Trust and Guggenheim Funds Distributors, LLC (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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